Exhbit 99.1
Annual Stockholders Meeting May 14, 2009

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Safe Harbor Statement

2008 Review The Challenges Deteriorating macro-economic conditions throughout the year Historically high raw material commodity and components costs Historically high fuel costs leading to decreased consumer spending Continued deterioration in residential housing markets Deterioration of automotive sector Meltdown of financial markets The Impact Decreased freight demand Under-utilization of trailer units Historically low demand for trailer products Aggressive competitive pricing - bidding to fill capacity Customer reluctance to purchase new equipment

2008 Review Response - Actions implemented during '07/'08 Idled Mt Sterling, KY flatbed manufacturing facility in August '07 Suspended southern plant project in early '08 Hourly headcount adjustments Salary headcount reductions Base salary freezes across the board Reductions in LTI Awards granted in '08 Benefit adjustments/cuts - 401K match reduced, no NQP match Extensive reduction and limitation of discretionary spending Suspension of stock dividend distributions Cumulative impact of actions projected to exceed $30 million

Strategic Plan

Key Elements of the Plan Increase Diversification Improve Operational Excellence Capture Additional Growth Opportunities Reduce Cyclicality Improve Profitability Drive Higher Growth Mission: Transform Wabash National into a diversified industrial manufacturer and service provider by leveraging core competencies; Improve profitability via operational excellence; Capture additional revenue streams through new product development, new market growth opportunities, and selective acquisitions Objectives: Goals:

Develop New Non-core Business Opportunities Develop Global Joint Ventures/ Alliances Make Strategic Acquisitions Optimize Manufacturing Costs Accelerate Strategic Sourcing Initiative Optimize Inventory Mgmt. Create Purchasing Consortium Expand Customer Base Leverage the WNC Brand. Optimize and Grow Sales Channels Enhance Succession Planning Process Expand Leadership Development Initiatives Improve Bench Strength Expand Associate Development Initiatives Develop & Launch Next Gen Dry Van Develop & Launch Next Gen Reefer Develop & Launch Fuel Savings Option Packages Strategic Pyramid ? Executable Initiatives Innovation Customer Focus People Corporate Growth Operational Excellence Value Creation

2008 Review Successes & Achievements Best TRIR Safety performance in history of company 2008 Occupational Excellence Achievement Award

Injury Reduction Wabash National - Lafayette Manufacturing Safety Performance (July 2002-March 2009) Incidents Per 100 Associates Per Year 0 5 10 15 20 25 30 35 40 45 WPO and Continuous Improvement Bahavior Based Safety and Ergonomic Initiatives Leadership and Line Management Safety Management System 3rd QTR-02 2nd QTR-03 1st QTR-04 4th QTR-04 3rd QTR-05 2nd QTR-06 1st QTR-07 4th QTR-07 3rd QTR-08 2nd QTR-09 Recordable Rate Industry Average Rate (SIC 3715) 9

Occupational Excellence Achievement Award 2008 Receipient WabasH National Corp. Layfayette Manufacturing Layfayette, Indiana For Outstanding Safety Practices Wabash National Corporation CERTIFICATE OF REGISTRATION

2008 Review Successes & Achievements Best TRIR Safety performance in history of company 2008 Occupational Excellence Achievement Award Record "first pass process yield" performance Unsurpassed quality fit and finish levels

Process Yield - Lafayette Operations 2002 - 1Q 2009 % of Units Finished @ End of Line 40% 50% 60% 70% 80% 90% 100% 2006 2007 2008 2009 Month Year

2008 Review Successes & Achievements Best TRIR Safety performance in history of company 2008 Occupational Excellence Achievement Award Record "first pass process yield" performance Unsurpassed quality fit and finish levels Market share improvement - 35%+ of all dry vans sold

Market Share Analysis Source: Trailer Body Builders Magazine Gain of 2 points in Total Trailer share in 2008. 35% share in Dry Van segment - Nearly 6 pt increase YOY.

2008 Review Successes & Achievements Best TRIR Safety performance in history of company 2008 Occupational Excellence Achievement Award Record "first pass process yield" performance Unsurpassed quality fit and finish levels Market share gains - 35%+ of all dry vans sold Benson acquisition - strong name in aluminum flats

Benson Product Line

2008 Review Successes & Achievements Best TRIR Safety performance in history of company 2008 Occupational Excellence Achievement Award Record "first pass process yield" performance Unsurpassed quality fit and finish levels Market share improvement - greater than 35% of all dry vans sold Benson acquisition - strong name in aluminum flatbeds Completion of the Lafayette Transformation Initiative

Lafayette Transformation

Enhance Manufacturing Process → **Lafayette Transformation**

Scope of Completion (Completed April 2009):

- Standardized dry van product design (OPI)
- Assembly Consolidation (Six production lines to three)
- Warehouse Consolidation (Ten material storage locations into one)

Key Results:

- Enhanced Product Quality - Process Yield improvements
- Improved Build Consistency
  - Significant WIP Inventory Reduction
  - Build to Plan Compliance
- Reduced Forklift Travel by 153 miles per shift
- 215K sq.ft. of floorspace made available for new business opportunities
- Line-side Inventory YTD Reduction of $3.8 million
- **Projected $5.8M total savings annually**

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2008 Review Successes & Achievements Best TRIR Safety performance in history of company 2008 Occupational Excellence Achievement Award Record "first pass process yield" performance Unsurpassed quality fit and finish levels Market share improvement - greater than 35% of all dry vans sold Benson acquisition - strong name in aluminum flatbeds Completion of the Lafayette Transformation Initiative Formation of DuraPlate Products Group PODS contract award

(millions) $0 $20 $40 $60 $80 $100 DuraPlate(r) Products Group '07A '08A '09E '10E '11E '12E DuraPlate Panels 5 10 23 56 66 81.7 Revenue Opportunity with 20% plus GP Value Proposition - a durable, structural solution - replacing traditional construction methods/materials and providing significant ROI

Portable Storage Containers - PODS Exclusive partnership with PODS Enterprises, Inc

2008 Review Successes & Achievements Best TRIR Safety performance in history of company 2008 Occupational Excellence Achievement Award Record "first pass process yield" performance Unsurpassed quality fit and finish levels Market share improvement - greater than 35% of all dry vans sold Benson acquisition - strong name in aluminum flatbeds Completion of the Lafayette Transformation Initiative Formation of DuraPlate Products Group PODS contract award Formation of TEPC Purchasing Consortium

Transportation Equipment Purchasing Consortium
TEPC

Established to identify and increase efficiencies and economies of scale in the procurement of raw materials, component parts and services to the economic benefit of its Members.

- Achieve incremental cost reduction not available through individual efforts
- Each Member associated within the transportation industry
- Costs and benefits are appropriately apportioned between the Members
- Operating Principles and general business guidelines established
- Quarterly spend data uploads into Technology Insights Spend Portal
  - Allows spend data to be analyzed in a variety of ways
  - Will be the basis to develop and drive Member Savings Reporting Tools


WNC
Utilimaster
Kentucky Trailer
VT Specialized
Federal Signal

Estimated Combined Spend ~ $350M

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2008 Review Successes & Achievements Best TRIR Safety performance in history of company 2008 Occupational Excellence Achievement Award Record "first pass process yield" performance Unsurpassed quality fit and finish levels Market share gains - greater than 35% of all dry vans sold Benson acquisition - strong name in aluminum flatbeds Completion of the Lafayette Transformation Initiative Formation of DuraPlate Products Group PODS contract award Formation of TEPC Purchasing Consortium New product innovations

Industry Leading Innovations

Innovation	Launch Date	Description
Bonded Skylight	2008	Reduces leaks and simplifies repairs
TrustLock Plus® Door Lock	2009	Proprietary single-lock closing mechanism
DuraPlate Aerodynamic Skirt & Support	2009	Simple low cost proprietary design
Bonding Technologies	2009	Sidewalls and Logistics
New DuraPlate® HD	2009	Increased damage resilience with enhanced floor rating
DuraPlate® Arched Roof	2009	Enhanced damage resistance and decreased weight
Fuel Efficiency	2009	Improved fuel efficiency technologies







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2008 Review Successes & Achievements Best TRIR Safety performance in history of company 2008 Occupational Excellence Achievement Award Record "first pass process yield" performance Unsurpassed quality fit and finish levels Market share gains - greater than 35% of all dry vans sold Benson acquisition - strong name in aluminum flatbeds Completion of the Lafayette Transformation Initiative Formation of DuraPlate Products Group PODS contract award Formation of TEPC Purchasing Consortium New product innovations

Industry Outlook 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E 2010E 2011E 2012E Class 8 Trucks 280722 206555 118682 148236 141429 216521 269408 296474 133586 132323 102122 144988 218688 241738 Total Trailers 314087 275223 140100 142658 183162 235953 256091 279047 216254 143886 74470 135350 215600 238700 Units Source: ACT Research U.S. Truck & Total Trailer Industry Shipments Class 8 Truck Total Trailers

2009 Outlook Ongoing macro-economic challenges Continued housing industry weakness Automotive sector challenges Return to GDP growth late in year Ongoing Industry challenges Low freight demand - worst in 34 years Decreased fleet profitability Expected shipments 2009 projection of 18,000 - 20,000 units Continued focus on cost reduction efforts Pressures on liquidity "Most difficult operating environment ever"

2009 Outlook Response - Actions implemented in '09 Further Hourly headcount adjustments Further Salary headcount reductions - now total 35% since '06 Base salary reductions in '09 of 14 - 17% across the board Further reductions in LTI Awards in '09 Deferral of STI award payments Hourly wage reductions in '09 Benefit adjustments and cuts in '09 - 401K match eliminated Director fee reductions in '09 Extensive reduction and limitation of discretionary spending Capex limitations to $2 million Suspension of stock dividend distributions Cumulative impact of actions now projected to exceed $40 million

24 Years of Innovation

Annual Stockholders Meeting May 14, 2009